UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2019

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On February 12, 2019, Franklin Resources, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1.
To elect 10 directors to the Board of Directors of the Company (the “Board”) to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the 10 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Peter K. Barker	416,363,588	2,605,192	240,381	43,798,901
Mariann Byerwalter	417,001,035	2,004,248	203,878	43,798,901
Charles E. Johnson	416,982,655	2,041,833	184,673	43,798,901
Gregory E. Johnson	408,266,810	7,386,646	3,555,705	43,798,901
Rupert H. Johnson, Jr.	415,283,097	3,809,627	116,437	43,798,901
Mark C. Pigott	413,728,930	5,252,181	228,050	43,798,901
Chutta Ratnathicam	405,446,323	13,539,479	223,359	43,798,901
Laura Stein	347,802,129	71,304,957	102,075	43,798,901
Seth H. Waugh	416,573,990	2,412,427	222,744	43,798,901
Geoffrey Y. Yang	414,274,131	4,810,496	124,534	43,798,901

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.
The ratification of the appointment of PricewaterhouseCoopers LLP was approved, and the voting results are set forth below:

For	Against	Abstain
449,558,276	13,304,567	145,219

3.	To ratify the stockholder special meeting amendment in the Company’s bylaws, as described in the proxy materials.
The ratification of the stockholder special meeting amendment was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
352,757,560	66,082,868	368,733	43,798,901

4.	To consider and vote on a stockholder proposal requesting that the Board institute procedures on genocide-free investing, as described in the proxy materials.
This stockholder proposal was not approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
40,692,224	370,027,445	8,489,492	43,798,901

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 13, 2019	/s/ Virginia Rosas
Name: Virginia Rosas Title: Assistant Secretary

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